UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22208

Valued Advisers Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

Capitol Services, Inc.
108 Lakeland Ave., Dover, Delaware 19901
(Name and address of agent for service)

With Copies to:
Terry Davis
DLA Piper LLP
One Atlantic Center
1201 West Peachtree Street, Suite 2900
Atlanta, GA 30309

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2026

Item 1. Reports to Stockholders.

(a)

BFS Equity Fund

Institutional Class (BFSIX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about BFS Equity Fund for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/bfs/. You can also request this information by contacting us at (855) 575-2430.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$108	0.99%

How did the Fund perform during the reporting period?

The BFS Equity Fund’s share price rose from $10.00 at inception in November 2013 to $26.98 on May 31, 2026, a 10.6% annualized return including dividends. Over more than 12 years, the Fund’s cumulative total return was 253.0%. For the fiscal year ending May 31, 2026, the Fund returned 17.3%, versus 29.7% for the S&P 500, whose gains were driven largely by the Magnificent 7, up 40.5% over the same period. The Equal Weight S&P 500 returned 20.4%. Top contributors were Alphabet, Inc., NVIDIA Corp., Broadcom, Inc., Apple, Inc., and Caterpillar, Inc.; main detractors were Meta Platforms, Inc., and Thermo Fisher Scientific, Inc. Relative to the S&P 500, Financials were the largest sector detractor, down 14.5% versus a 2.7% gain for the index sector, while Health Care fell 0.6% versus a 14.8% gain. The strongest relative sectors were Communications, up 53.7% versus 40.9%, led mainly by Alphabet, Inc., and Materials, up 42.0% versus 19.4%.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

BFS Equity Fund - Institutional Class
S&P 500® Index
Dow Jones Industrial Average®
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$42,788
$35,431
$30,365
May-2016
May-2017
May-2018
May-2019
May-2020
May-2021
May-2022
May-2023
May-2024
May-2025
May-2026

Table Summary
	BFS Equity Fund - Institutional Class	S&P 500® Index	Dow Jones Industrial Average®
May-2016	$10,000	$10,000	$10,000
May-2017	$11,315	$11,747	$12,116
May-2018	$13,053	$13,436	$14,407
May-2019	$13,945	$13,945	$14,990
May-2020	$14,827	$15,735	$15,714
May-2021	$19,970	$22,079	$21,810
May-2022	$19,030	$22,013	$21,233
May-2023	$18,851	$22,656	$21,649
May-2024	$23,728	$29,042	$25,974
May-2025	$25,898	$32,969	$28,873
May-2026	$30,365	$42,788	$35,431

Average Annual Total Returns

Table Summary
	1 Year	5 Years	10 Years
BFS Equity Fund - Institutional Class	17.25%	8.74%	11.75%
S&P 500® Index	29.78%	14.15%	15.65%
Dow Jones Industrial Average®	22.71%	10.19%	13.48%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (855) 575-2430.

Fund Statistics

  Net Assets$61,858,635
  Number of Portfolio Holdings39
  Advisory Fee (net of waivers)$359,729
  Portfolio Turnover27%

Asset Weighting (% of total investments)

Table Summary
Value	Value
Common Stocks	97.7%
Money Market Funds	0.7%
U.S. Government & Agencies	1.6%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
28.1%
Industrials
16.2%
Financials
10.2%
Consumer Discretionary
11.2%
Communications
9.4%
Health Care
9.0%
Materials
8.2%
Energy
2.7%
Consumer Staples
2.3%
U.S. Treasury Obligations
1.6%
Money Market Funds
0.7%
Other Assets in Excess of Liabilities
0.4%

Table Summary
Value	Value
Other Assets in Excess of Liabilities	0.4%
Money Market Funds	0.7%
U.S. Treasury Obligations	1.6%
Consumer Staples	2.3%
Energy	2.7%
Materials	8.2%
Health Care	9.0%
Communications	9.4%
Consumer Discretionary	11.2%
Financials	10.2%
Industrials	16.2%
Technology	28.1%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Alphabet, Inc., Class A	7.4%
Microsoft Corp.	6.2%
NVIDIA Corp.	6.0%
Apple, Inc.	5.5%
Broadcom, Inc.	5.4%
Amazon.com, Inc.	5.2%
JPMorgan Chase & Co.	4.8%
Boeing Co. (The)	3.8%
Pfizer, Inc.	3.4%
Alamos Gold, Inc., Class A	3.3%

Material Fund Changes

No material changes occurred during the year ended May 31, 2026.

BFS Equity Fund

Annual Shareholder Report - May 31, 2026

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/bfs/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 053126-BFSIX

LS Opportunity Fund

Institutional Class (LSOFX)

Annual Shareholder Report - May 31, 2026

Fund Overview

This annual shareholder report contains important information about LS Opportunity Fund for the period of June 1, 2025 to May 31, 2026. You can find additional information about the Fund at https://funddocs.filepoint.com/lsofx. You can also request this information by contacting us at (877) 336-6763. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Table Summary
Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional	$299	2.92%

How did the Fund perform during the reporting period?

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. The Fund saw strength in its financial services exposure during summer and fall of 2025. In the second half of 2025, industrial positions contributed positively. Tech exposure also aided performance. However, the Fund remained underweight many of the higher-valuation growth stocks that led portions of the broader market. In Q3, improving sentiment toward value stocks benefited the Fund with long positions generally outperforming shorts. Increased market volatility, trade policy uncertainty and economic growth concerns in Q1 2026 favored the Fund’s emphasis on financially strong businesses trading at reasonable valuations. Financials remained a core focus, while healthcare positions provided stability during periods of market weakness. Conversely, certain consumer and tech longs detracted, and some shorts faced pressure as risk appetite improved. The Fund remained underweight in more speculative areas of tech and communication services sectors due to elevated valuations and favorable opportunities elsewhere.

Long Book: There were 35 individual companies, held by the Fund as common stock, at year end that management believes represent long-term value and favorable characteristics, such as discount to private market value, attractive free cash flow yields and strong balance sheets. Top 10 long positions ≈47% of portfolio. Contributors: 5 longs contributing the largest returns (large to small): Alphabet, Inc., Class A, Littelfuse, Inc., Teradyne, Inc., Merck & Co, Inc., and Johnson & Johnson. Detractors: 5 longs detracting most from returns (large to small): Brown & Brown, Inc., Progressive Corp., Arthur J. Gallagher & Co., Simply Good Foods Co., and Pentair PLC. Short Book: There were 120 individual companies, held by the Fund as common stock, at year end that had business model challenges, excessive valuations, and/or potential balance sheet issues. Top 20 short positions ≈17% of portfolio.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Table Summary
	LS Opportunity Fund - I	S&P 500® Index
May-2016	$10,000	$10,000
May-2017	$10,998	$11,747
May-2018	$11,873	$13,436
May-2019	$12,281	$13,945
May-2020	$12,357	$15,735
May-2021	$15,220	$22,079
May-2022	$15,102	$22,013
May-2023	$14,975	$22,656
May-2024	$17,641	$29,042
May-2025	$18,257	$32,969
May-2026	$19,131	$42,788

Average Annual Total Returns

Table Summary
	1 Year	5 years	10 Years
LS Opportunity Fund - I	4.78%	4.68%	6.70%
S&P 500® Index	29.78%	14.15%	15.65%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. For updated performance call (877) 336-6763.

What did the Fund invest in?

Fund Statistics

  Net Assets$89,299,713
  Number of Portfolio Holdings156
  Advisory Fee (net of waivers)$2,498,329
  Portfolio Turnover138%

Long Sector Weighting (% of net assets)

Information Technology
36.2%
Health Care
20.7%
Money Market
11.8%
Financials
10.2%
Consumer Discretionary
6.2%
Communications
6.0%
Communication Services
5.6%
Consumer Staples
2.9%
Industrials
1.3%
Liabilities in Excess of Other Assets
-0.9%

Table Summary
Value	Value
Liabilities in Excess of Other Assets	-0.9%
Industrials	1.3%
Consumer Staples	2.9%
Communication Services	5.6%
Communications	6.0%
Consumer Discretionary	6.2%
Financials	10.2%
Money Market	11.8%
Health Care	20.7%
Information Technology	36.2%

Top 10 Holdings (% of net assets)

Table Summary
Holding Name	% of Net Assets
Invesco Treasury Portfolio, Institutional Class	11.8%
Microsoft Corp.	7.1%
Alphabet, Inc., Class A	5.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.5%
Apple, Inc.	5.1%
Lam Research Corp.	4.9%
Meta Platforms, Inc., Class A	4.4%
Amazon.com, Inc.	3.9%
Johnson & Johnson	3.8%
Texas Instruments, Inc.	3.6%

Short Sector Weighting (% of net assets)

Table Summary
Value	Value
Utilities	-0.4%
Energy	-0.8%
Health Care	-1.9%
Materials	-2.1%
Industrials	-2.2%
Communication Services	-2.6%
Real Estate	-3.8%
Consumer Discretionary	-4.1%
Financials	-5.7%
Information Technology	-11.9%

Material Fund Changes

Effective on May 29, 2026, the sub-adviser to the Fund changed to Grantham, Mayo, Van Otterloo & Co., LLC and the investment strategy changed to the following: The Fund seeks to generate long-term capital appreciation over a full market cycle by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with generally less net exposure than that of the stock market. This is a summary of certain changes to the Fund that occurred on May 29, 2026. For more complete information, you may review the Fund’s Supplement to the Summary Prospectus and Supplement to the Prospectus dated May 28, 2026. You can get a copy of the supplements at https://funddocs.filepoint.com/lsofx or upon request at (877) 336-6763.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://funddocs.filepoint.com/lsofx), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

LS Opportunity Fund

Annual Shareholder Report - May 31, 2026

TSR-AR 053126-LSOFX

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Andrea N. Mullins, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

LS Opportunity Fund

2026	$18,000
2025	$17,250

BFS Equity Fund

2026	$17,000
2025	$16,250

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

LS Opportunity Fund

2026	$3,150
2025	$3,150

BFS Equity Fund

2026	$3,150
2025	$3,150

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended May 31, 2026 and 2025 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended May 31, 2026 and 2025 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

BFS Equity Fund

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

May 31, 2026

185 Asylum Street ● City Place II ● Hartford, CT 06103 ● (855) 575-2430

BFS Equity Fund
Schedule of Investments
May 31, 2026

COMMON STOCKS — 97.27%	Shares	Fair Value
Aerospace & Defense — 6.97%
Boeing Co. (The)(a)	10,000	$2,311,500
Northrop Grumman Corp.	2,000	1,127,360
Woodward, Inc.	2,500	875,075
		4,313,935
Banking — 6.50%
Bank of America Corp.	20,000	1,032,000
JPMorgan Chase & Co.	10,000	2,993,100
		4,025,100
Chemicals — 0.83%
Ecolab, Inc.	2,000	512,000

E-Commerce Discretionary — 5.25%
Amazon.com, Inc.(a)	12,000	3,247,680

Electrical Equipment — 1.30%
Eaton Corp. PLC	2,000	801,200

Home Construction — 1.78%
D.R. Horton, Inc.	7,500	1,103,175

Insurance — 2.44%
Berkshire Hathaway, Inc., Class B(a)	1,500	711,720
Marsh & McLennan Cos., Inc.	5,000	799,850
		1,511,570
Internet Media & Services — 9.42%
Alphabet, Inc., Class A	12,000	4,564,080
Meta Platforms, Inc., Class A	2,000	1,265,020
		5,829,100
Machinery — 6.63%
Caterpillar, Inc.	2,000	1,751,740
Deere & Co.	2,000	1,084,360
Parker-Hannifin Corp.	1,500	1,266,945
		4,103,045
Medical Equipment & Devices — 5.58%
Danaher Corp.	10,000	1,826,700
Stryker Corp.	2,500	762,725
Thermo Fisher Scientific, Inc.	1,750	861,893
		3,451,318
Metals & Mining — 7.34%
Agnico Eagle Mines Ltd.	9,000	1,648,350
Alamos Gold, Inc., Class A	50,000	2,040,000
Barrick Mining Corp.	20,000	851,000
		4,539,350
Oil & Gas Producers — 2.76%
ConocoPhillips	15,000	1,709,700

Pharmaceuticals — 3.39%
Pfizer, Inc.	80,000	2,094,400

See accompanying notes which are an integral part of these financial statements.

1

BFS Equity Fund
Schedule of Investments (continued)
May 31, 2026

COMMON STOCKS — 97.27% - continued	Shares	Fair Value
Retail - Consumer Staples — 2.32%
Costco Wholesale Corp.	1,500	$1,434,480

Retail - Discretionary — 2.08%
Lowe’s Companies, Inc.	6,000	1,286,160

Semiconductors — 11.39%
Broadcom, Inc.	7,500	3,350,775
NVIDIA Corp.	17,500	3,694,950
		7,045,725
Software — 8.38%
Microsoft Corp.	8,500	3,827,040
Oracle Corp.	6,000	1,354,680
		5,181,720
Specialty Finance — 1.28%
American Express Co.	2,500	791,175

Specialty Retail — 2.05%
Home Depot, Inc. (The)	4,000	1,268,560

Technology Hardware — 5.55%
Apple, Inc.	11,000	3,432,660

Technology Services — 2.76%
Automatic Data Processing, Inc.	1,000	221,840
MasterCard, Inc., Class A	3,000	1,481,940
		1,703,780
Transportation Equipment — 1.27%
Wabtec Corp.	3,000	783,480

Total Common Stocks (Cost $24,813,869)		60,169,313

	Principal
U.S. GOVERNMENT & AGENCIES(b) — 1.58%	Amount
United States Treasury Bill, 3.64%, 8/20/2026	$500,000	496,012
United States Treasury Bill, 3.84%, 5/13/2027	500,000	482,549

Total U.S. Government & Agencies (Cost $978,468)		978,561

MONEY MARKET FUNDS - 0.71%	Shares	Fair Value
Fidelity Investments Money Market Government Portfolio, Institutional Class, 3.56%(c)	437,077	437,077

Total Money Market Funds (Cost $437,077)		437,077

Total Investments — 99.56%
(Cost $26,229,414)		61,584,951
Other Assets in Excess of Liabilities — 0.44%		273,684
NET ASSETS — 100.00%		$61,858,635

(a)	Non-income producing security.

(b)	Rate shown is the effective yield at time of purchase.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2026.

See accompanying notes which are an integral part of these financial statements

2

BFS Equity Fund
Statement of Assets and Liabilities
May 31, 2026

Assets
Investments in securities at fair value (cost $26,229,414) (Note 3)	$61,584,951
Receivable for fund shares sold	57,910
Receivable for investments sold	496,007
Dividends and interest receivable	68,398
Prepaid expenses	9,405
Total Assets	62,216,671
Liabilities
Payable for fund shares redeemed	280,127
Payable to Adviser (Note 4)	29,953
Payable to Administrator (Note 4)	10,558
Payable to trustees	4,856
Accrued audit fees	20,150
Other accrued expenses	12,392
Total Liabilities	358,036
Net Assets	$61,858,635
Net Assets consist of:
Paid-in capital	$24,972,758
Accumulated earnings	36,885,877
Net Assets	$61,858,635
Institutional Class
Shares outstanding (unlimited number of shares authorized, no par value)	2,292,974
Net asset value, offering and redemption price per share (Note 2)	$26.98

See accompanying notes which are an integral part of these financial statements.

3

BFS Equity Fund
Statement of Operations
For the fiscal year ended May 31, 2026

Investment Income
Dividend income (net of foreign taxes withheld of $5,423)	$695,581
Interest income	94,502
Total investment income	790,083
Expenses
Investment Adviser fees (Note 4)	469,644
Administration fees (Note 4)	51,857
Registration expenses	29,223
Fund accounting fees (Note 4)	25,833
Audit and tax preparation fees	20,603
Compliance services fees (Note 4)	20,326
Legal fees	19,850
Trustee fees	18,567
Transfer agent fees (Note 4)	18,540
Printing and postage expenses	10,711
Insurance expenses	5,188
Custodian fees	4,851
Miscellaneous	34,755
Total expenses	729,948
Fees contractually waived by Adviser (Note 4)	(109,915)
Net operating expenses	620,033
Net investment income	170,050
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities transactions	3,691,934
Net change in unrealized appreciation on investments	5,932,286
Net realized and change in unrealized gain on investments	9,624,220
Net increase in net assets resulting from operations	$9,794,270

See accompanying notes which are an integral part of these financial statements.

4

BFS Equity Fund
Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	May 31, 2026	May 31, 2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$170,050	$166,062
Net realized gain on investment securities transactions	3,691,934	1,933,313
Net change in unrealized appreciation on investments	5,932,286	2,870,274
Net increase in net assets resulting from operations	9,794,270	4,969,649
Distributions to Shareholders from Earnings (Note 2)	(3,599,379)	(1,008,253)
Institutional
Capital Transactions
Proceeds from shares sold	1,625,117	2,431,111
Reinvestment of distributions	3,227,433	894,230
Amount paid for shares redeemed	(7,532,790)	(3,947,593)
Net decrease in net assets resulting from capital transactions	(2,680,240)	(622,252)
Total Increase in Net Assets	3,514,651	3,339,144
Net Assets
Beginning of year	58,343,984	55,004,840
End of year	$61,858,635	$58,343,984
Institutional
Share Transactions
Shares sold	60,758	98,773
Shares issued in reinvestment of distributions	124,659	35,769
Shares redeemed	(284,265)	(163,593)
Net decrease in shares outstanding	(98,848)	(29,051)

See accompanying notes which are an integral part of these financial statements.

5

BFS Equity Fund - Institutional Class
Financial Highlights
(For a share outstanding during each year)

	For the Years Ended May 31,
	2026	2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$24.39	$22.72	$18.14	$18.52	$21.36
Income from investment operations:
Net investment income (loss)	0.08	0.07	0.11	0.10	(0.03)
Net realized and unrealized gain/(loss) on investments	4.06	2.02	4.57	(0.28)	(0.71)
Total from investment operations	4.14	2.09	4.68	(0.18)	(0.74)
Less distributions to shareholders from:
Net investment income	(0.05)	(0.12)	(0.10)	—	—
Net realized gains	(1.50)	(0.30)	—	(0.20)	(2.10)
Total distributions	(1.55)	(0.42)	(0.10)	(0.20)	(2.10)
Net asset value, end of year	$26.98	$24.39	$22.72	$18.14	$18.52
Total Return(a)	17.25%	9.14%	25.87%	(0.94)%	(4.71)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$61,859	$58,344	$55,005	$45,582	$46,766
Ratio of net expenses to average net assets	0.99%	0.99%	1.10%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.17%	1.17%	1.32%	1.46%	1.41%
Ratio of net investment income (loss) to average net assets	0.27%	0.28%	0.53%	0.57%	(0.13)%
Portfolio turnover rate	26.67%	16.10%	22.31%	35.81%	61.08%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

6

BFS Equity Fund
Notes to the Financial Statements
May 31, 2026

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) is a diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on November 8, 2013. The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

The Fund currently offers one class of shares (Institutional), and may offer additional classes of shares in the future.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

7

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended May 31, 2026, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management has determined that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is

8

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. For the fiscal year ended May 31, 2026, the Fund did not make any reclassifications.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (“NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

9

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

10

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

Debt securities are valued by the Adviser as “Valuation Designee” under the oversight of the Board, by using the mean between the closing bid and ask prices provided by a pricing service. If the closing bid and ask prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. Matrix pricing is a mathematical technique used to value fixed income securities without relying exclusively on quoted prices. Matrix pricing takes into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant for the actual security being priced and for other securities with similar characteristics. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities or when prices are not readily available from a pricing service, securities are valued at fair value as determined by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will generally be categorized as Level 3 securities.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be

11

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV as reported by the underlying fund companies. These securities are categorized as Level 1 securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2026:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$60,169,313	$—	$—	$60,169,313
U.S. Government & Agencies	—	978,561	—	978,561
Money Market Funds	437,077	—	—	437,077
Total	$60,606,390	$978,561	$—	$61,584,951

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

12

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

The Adviser has contractually agreed to waive or limit its management fee and/or reimburse certain operating expenses until September 30, 2026, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1 fees, if any, and indirect expenses (such as “acquired funds fees and expenses”, and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 0.99% of the average daily net assets of the Fund.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. For the fiscal year ended May 31, 2026, the Adviser waived fees of $109,915.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2027	$110,715
May 31, 2028	109,240
May 31, 2029	109,915

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers of the Trust are members of management and/or employees of the Administrator or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2026.

13

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2026, purchases and sales of investment securities, other than short-term investments, were $15,407,765 and $17,205,687, respectively.

There were no long-term purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2026.

NOTE 6. FEDERAL TAX INFORMATION

At May 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments, other than futures contracts, for tax purposes were as follows:

Gross unrealized appreciation	$35,390,099
Gross unrealized depreciation	(41,306)
Net unrealized appreciation on investments	$35,348,793
Tax cost of investments	$26,236,158

At May 31, 2026, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended May 31, 2026 and May 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income(a)	$111,068	$416,095
Long-term capital gains	3,488,311	592,158
Total distributions paid	$3,599,379	$1,008,253

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At May 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$58,982
Undistributed long-term capital gains	1,478,102
Unrealized appreciation (depreciation)	35,348,793
Total accumulated earnings	$36,885,877

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting

14

BFS Equity Fund
Notes to the Financial Statements (continued)
May 31, 2026

period. Adoption of the new standard impacted financial statement disclosures only and did not impact the Fund’s financial positions or results of operations. For the year ended May 31, 2026, there were no material federal, state or local income taxes or any material income taxes in foreign jurisdictions paid by the Fund.

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of May 31, 2026, the Fund had 28.07% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. INDEMNIFICATIONS

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of BFS Equity Fund and Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BFS Equity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2013.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 27, 2026

16

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

The aggregate compensation paid, on behalf of the BFS Equity Fund, to the Trustees for the fiscal year ended May 31, 2026 was $12,054.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

17

LS Opportunity Fund
Schedule of Investments
May 31, 2026

COMMON STOCKS - LONG - DOMESTIC — 79.68%	Shares	Fair Value
Communication Services — 5.58%
Alphabet, Inc., Class A(a)	13,114	$4,987,779

Communications — 6.00%
Meta Platforms, Inc., Class A	6,261	3,960,145
Netflix, Inc.(b)	16,265	1,399,115
		5,359,260
Consumer Discretionary — 6.23%
Amazon.com, Inc.(b)	12,814	3,467,981
Hilton Worldwide Holdings, Inc.	2,629	861,418
TJX Cos., Inc. (The)	7,959	1,231,655
		5,561,054
Consumer Staples — 2.88%
Coca-Cola Co. (The)	17,365	1,372,009
Constellation Brands, Inc., Class A	8,615	1,195,934
		2,567,943
Financials — 7.99%
Cboe Global Markets, Inc.	1,500	500,340
MasterCard, Inc., Class A	3,157	1,559,495
Tradeweb Markets, Inc., Class A	5,578	559,195
U.S. Bancorp(a)	39,500	2,166,575
Visa, Inc., Class A(a)	7,174	2,341,307
		7,126,912
Health Care — 20.74%
Abbott Laboratories	18,703	1,600,977
Cigna Corp. (The)	5,257	1,458,292
Elevance Health, Inc.	3,968	1,560,178
Eli Lilly & Co.	1,573	1,738,165
Intuitive Surgical, Inc.(b)	2,659	1,129,117
Johnson & Johnson(a)	15,139	3,411,271
Merck & Co., Inc.(a)	13,757	1,633,231
Quest Diagnostics, Inc.	4,064	792,073
Thermo Fisher Scientific, Inc.	5,443	2,680,732
UnitedHealth Group, Inc.	6,615	2,515,751
		18,519,787
Industrials — 1.26%
Uber Technologies, Inc.(a) (b)	16,022	1,127,949

Information Technology — 29.00%
Apple, Inc.(a)	14,484	4,519,877
Broadcom, Inc.	6,778	3,028,207
KLA Corp.	875	1,681,496
Lam Research Corp.(a)	13,729	4,368,293
Microsoft Corp.(a)	14,096	6,346,583
Salesforce, Inc.	9,222	1,762,324
Synopsys, Inc.(b)	1,969	936,496

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Investments (continued)
May 31, 2026

COMMON STOCKS - LONG - DOMESTIC — 79.68% - continued	Shares	Fair Value
Information Technology — 29.00% - continued
Texas Instruments, Inc.	10,642	$3,253,047
		25,896,323

Total Common Stocks - Long - Domestic (Cost $67,039,839)		71,147,007

COMMON STOCKS - LONG - INTERNATIONAL — 9.40%
Financials — 2.20%
London Stock Exchange Group PLC(a)	16,212	1,969,894

Information Technology — 7.20%
Accenture PLC, Class A	7,934	1,484,214
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR(a)	11,818	4,945,242
		6,429,456

Total Common Stocks - Long - International (Cost $8,288,516)		8,399,350

MONEY MARKET FUNDS — 11.77%	Shares

Invesco Treasury Portfolio, Institutional Class, 3.54%(c)	10,514,459	10,514,459
Total Money Market Funds (Cost $10,514,459)		10,514,459
Total Investments — 100.85% (Cost $85,842,814)		90,060,816
Liabilities in Excess of Other Assets — (0.85)%		(761,103)
NET ASSETS — 100.00%		$89,299,713

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on May 31, 2026 was $33,386,885.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of May 31, 2026.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short
May 31, 2026

COMMON STOCKS - SHORT - DOMESTIC - (34.64)%	Shares	Fair Value
Communication Services - (2.42)%
AST SpaceMobile, Inc.(a)	(4,000)	$(453,640)
EchoStar Corp., Class A(a)	(1,900)	(245,461)
Liberty Media Corp.(a)	(3,600)	(326,844)
Roblox Corp., Class A(a)	(7,600)	(358,340)
Roku, Inc.(a)	(1,400)	(182,252)
Snap, Inc., Class A(a)	(8,700)	(49,677)
Take-Two Interactive Software, Inc.(a)	(2,000)	(448,320)
Zillow Group, Inc., Class C(a)	(2,800)	(98,000)
		(2,162,534)

Consumer Discretionary - (4.08)%
Aurora Innovation, Inc.(a)	(7,100)	(52,114)
Bright Horizons Family Solutions, Inc.(a)	(700)	(43,834)
Carvana Co.(a)	(6,640)	(484,720)
Cava Group, Inc.(a)	(1,100)	(85,426)
Chewy, Inc., Class A(a)	(1,500)	(33,810)
DraftKings, Inc., Class A(a)	(7,100)	(173,879)
Dutch Bros, Inc.(a)	(2,800)	(162,400)
GameStop Corp., Class A(a)	(7,300)	(154,614)
Hyatt Hotels Corp., Class A	(600)	(108,816)
Live Nation Entertainment, Inc.(a)	(700)	(117,887)
McDonald’s Corp.	(5,899)	(1,647,001)
Planet Fitness, Inc., Class A(a)	(1,200)	(64,212)
QXO, Inc.(a)	(9,600)	(165,600)
Rivian Automotive, Inc., Class A(a)	(16,200)	(264,060)
Royal Caribbean Group	(280)	(79,696)
		(3,638,069)

Energy - (0.79)%
Baker Hughes Co., Class A	(400)	(25,552)
DT Midstream, Inc.	(1,000)	(139,980)
Targa Resources Corp.	(2,100)	(535,647)
		(701,179)

Financials - (5.65)%
Annaly Capital Management, Inc.(b)	(2,600)	(56,810)
Apollo Asset Management, Inc., Class A	(2,700)	(347,517)
Applied Blockchain, Inc.(a)	(5,100)	(241,128)
Bank of New York Mellon Corp. (The)	(2,300)	(320,689)
Blue Owl Capital, Inc.	(22,500)	(231,300)
Coinbase Global, Inc., Class A(a)	(3,300)	(623,799)
Fidelity National Information Services, Inc.	(5,000)	(214,950)
Fiserv, Inc.(a)	(600)	(33,936)
FTAI Aviation Ltd.	(880)	(229,099)
Goldman Sachs Group, Inc. (The)	(160)	(164,090)
KeyCorp	(5,200)	(110,916)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short (continued)
May 31, 2026

COMMON STOCKS - SHORT - DOMESTIC - (34.64)% - continued	Shares	Fair Value
Financials - (5.65)% - continued
KKR & Co., Inc.	(6,600)	$(633,204)
Reinsurance Group of America, Inc.	(1,700)	(341,258)
Robinhood Markets, Inc., Class A(a)	(9,500)	(895,850)
Ryan Specialty Group Holdings, Inc.	(2,400)	(76,440)
SoFi Technologies, Inc.(a)	(23,000)	(419,060)
Starwood Property Trust, Inc.	(1,000)	(17,080)
The Carlyle Group, Inc.	(1,900)	(86,317)
		(5,043,443)

Health Care - (1.86)%
Alnylam Pharmaceuticals, Inc.(a)	(600)	(181,188)
Arrowhead Pharmaceuticals, Inc.(a)	(600)	(46,746)
Bridgebio Pharma, Inc.(a)	(1,800)	(119,268)
Cytokinetics, Inc.(a)	(1,400)	(107,464)
Guardant Health, Inc.(a)	(2,100)	(272,349)
HealthEquity, Inc.(a)	(500)	(43,995)
Insmed, Inc.(a)	(1,800)	(192,438)
Ionis Pharmaceuticals, Inc.(a)	(900)	(68,850)
Madrigal Pharmaceuticals, Inc.(a)	(160)	(79,563)
Natera, Inc.(a)	(900)	(201,033)
Praxis Precision Medicines, Inc.(a)	(200)	(69,994)
Revolution Medicines, Inc.(a)	(1,300)	(204,724)
Tempus AI, Inc., Class A(a)	(900)	(45,423)
Vaxcyte, Inc.(a)	(600)	(30,840)
		(1,663,875)

Industrials - (2.21)%
Aerovironment, Inc.(a)	(500)	(103,620)
Bloom Energy Corp., Class A(a)	(1,600)	(456,000)
Boeing Co. (The)(a)	(3,100)	(716,565)
Casella Waste Systems, Inc., Class A(a)	(700)	(57,519)
Kratos Defense & Security Solutions, Inc.(a)	(3,200)	(205,216)
Rocket Lab Corp.(a)	(2,500)	(358,700)
RTX Corp.	(400)	(71,864)
		(1,969,484)

Information Technology - (11.51)%
Affirm Holdings, Inc., Class A (a)	(6,800)	(500,820)
Applied Optoelectronics, Inc.(a)	(300)	(47,523)
Cloudflare, Inc., Class A (a)	(3,400)	(822,188)
Coherent Corp.(a)	(560)	(202,423)
Guidewire Software, Inc.(a)	(4,000)	(610,680)
Hut 8 Corp.(a)	(600)	(74,898)
Intel Corp.(a)	(7,200)	(825,696)
IonQ, Inc.(a)	(15,400)	(1,109,878)
Lumentum Holdings, Inc.(a)	(480)	(410,381)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short (continued)
May 31, 2026

COMMON STOCKS - SHORT - DOMESTIC - (34.64)% - continued	Shares	Fair Value
Information Technology - (11.51)% - continued
Marvell Technology, Inc.	(4,200)	$(861,000)
MicroStrategy, Inc., Class A(a)	(4,200)	(668,178)
Nutanix, Inc., Class A(a)	(8,500)	(442,595)
Okta, Inc.(a)	(3,800)	(468,426)
Planet Labs PBC, Class A(a)	(900)	(46,026)
Rigetti Computing, Inc.(a)	(9,700)	(247,738)
Riot Platforms, Inc.(a)	(2,600)	(70,486)
Rubrik, Inc., Class A(a)	(8,200)	(644,766)
Semtech Corp.(a)	(300)	(45,762)
SiTime Corp.(a)	(400)	(284,080)
Snowflake, Inc., Class A (a)	(5,100)	(1,303,305)
TeraWulf, Inc.(a)	(2,100)	(53,676)
Twilio, Inc., Class A(a)	(1,800)	(343,152)
Unity Software, Inc.(a)	(5,400)	(164,538)
Upstart Holdings, Inc.(a)	(300)	(10,137)
Varonis Systems, Inc.(a)	(700)	(23,905)
		(10,282,257)

Materials - (1.95)%
Allegheny Technologies, Inc.(a)	(100)	(17,516)
Carpenter Technology Corp.	(320)	(150,074)
Cleveland-Cliffs, Inc. (a)	(2,700)	(36,720)
Coeur Mining, Inc.	(17,800)	(343,896)
DuPont de Nemours, Inc.	(5,800)	(280,836)
Hecla Mining Company	(13,800)	(245,226)
International Flavors & Fragrances, Inc.	(2,500)	(190,125)
MP Materials Corp.(a)	(7,300)	(472,310)
		(1,736,703)

Real Estate - (3.79)%
Alexandria Real Estate Equities, Inc.	(700)	(34,776)
BXP, Inc.	(300)	(18,003)
Camden Property Trust	(1,300)	(138,528)
Digital Realty Trust, Inc.	(3,400)	(646,000)
Healthpeak Properties, Inc.	(6,800)	(130,220)
Kimco Realty Corp.	(6,800)	(163,744)
Realty Income Corp.	(5,400)	(330,912)
Sun Communities, Inc.	(3,200)	(395,712)
UDR, Inc.	(6,200)	(228,780)
Ventas, Inc.	(6,800)	(574,056)
Vornado Realty Trust	(2,000)	(67,500)
Welltower, Inc.	(3,200)	(657,056)
		(3,385,287)

Utilities - (0.38)%
Constellation Energy Corp.	(840)	(241,710)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Schedule of Securities Sold Short (continued)
May 31, 2026

COMMON STOCKS - SHORT - DOMESTIC - (34.64)% - continued	Shares	Fair Value
Utilities - (0.38)% - continued
NextEra Energy, Inc.	(700)	$(60,907)
Public Service Enterprise Group, Inc.	(500)	(39,325)
		(341,942)

TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $29,953,486)		(30,924,773)

COMMON STOCKS - SHORT - INTERNATIONAL - (0.83)%
Communication Services - (0.19)%
Sea Ltd. - ADR(a)	(1,900)	(172,007)

Consumer Discretionary - (0.02)%
Flutter Entertainment plc(a)	(200)	(19,396)

Energy - (0.05)%
TechnipFMC plc	(700)	(47,894)

Health Care - (0.01)%
Legend Biotech Corporation - ADR(a)	(400)	(10,864)

Information Technology - (0.43)%
D-Wave Quantum, Inc.(a)	(12,000)	(361,680)
Wix.com Ltd.(a)	(300)	(16,818)
		(378,498)

Materials - (0.13)%
Uranium Energy Corp.(a)	(8,600)	(118,422)

TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $738,867)		(747,081)

TOTAL SECURITIES SOLD SHORT - (35.47)% (Proceeds Received $30,692,353)		$(31,671,854)

(a)	Non-dividend expense producing security.

ADR	- American Depositary Receipt

REIT	- Real Estate Investment Trust

The sectors shown on the schedule of investments and schedule of securities sold short are based on the Global Industry Classification Standard, or GICSR (“GICS”). The GICS was developed by and/ or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Assets and Liabilities
May 31, 2026

Assets
Investments in securities, at fair value (cost $85,842,814) (Note 3)	$90,060,816
Deposits at broker for securities sold short (Note 2)	30,825,347
Interest and dividends receivable	239,623
Tax reclaims receivable	53,926
Prepaid expenses	20,595
Total Assets	121,200,307
Liabilities
Investments in securities sold short, at fair value (proceeds received $30,692,353) (Note 2)	31,671,854
Payable for fund shares redeemed	21,930
Dividend expense payable on short positions	67,304
Payable to Adviser (Note 4)	75,848
Payable to Administrator (Note 4)	17,289
Payable to trustees	4,606
Other accrued expenses	41,763
Total Liabilities	31,900,594
Net Assets	$89,299,713
Net Assets consist of:
Paid-in capital	$67,159,755
Accumulated earnings	22,139,958
Net Assets	$89,299,713
Shares outstanding (unlimited number of shares authorized, no par value)	4,859,621
Net asset value, offering and redemption price per share (Note 2)	$18.38

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statement of Operations
For the year ended May 31, 2026

Investment Income
Dividend income (net of foreign taxes withheld of $23,380)	$2,970,838
Interest income	1,747,139
Total investment income	4,717,977
Expenses
Investment Adviser fees (Note 4)	2,657,580
Dividend expense on securities sold short (Note 2)	1,463,530
Administration fees (Note 4)	124,370
Legal fees	76,099
Fund accounting fees (Note 4)	47,813
Registration expenses	33,491
Compliance services fees (Note 4)	26,944
Printing and postage expenses	23,728
Custodian fees	22,387
Audit and tax preparation expenses	20,853
Trustee expenses	20,282
Transfer agent fees (Note 4)	19,745
Short sale and interest expense	5,078
Miscellaneous	41,818
Total expenses	4,583,718
Fees waived by Adviser (Note 4)	(159,251)
Net operating expenses	4,424,467
Net investment income	293,510
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	49,444,147
Securities sold short	(8,085,752)
Purchased options	(100,842)
Foreign currency	(18,697)
Change in unrealized appreciation (depreciation) on:
Investment securities	(34,464,007)
Securities sold short	1,344,055
Purchased options	21,441
Foreign currency translations	2,572
Net realized and change in unrealized gain on investments	8,142,917
Net increase in net assets resulting from operations	$8,436,427

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended May 31,	Ended May 31,
	2026	2025
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$293,510	$1,304,664
Net realized gain on investment transactions	41,238,856	7,227,305
Change in unrealized depreciation on investments	(33,095,939)	(1,918,448)
Net increase in net assets resulting from operations	8,436,427	6,613,521

Distributions to Shareholders from Earnings (Note 2)	(8,880,756)	(1,938,660)

Capital Transactions
Proceeds from shares sold	24,183,254	34,760,241
Reinvestment of distributions	7,086,642	1,591,646
Amount paid for shares redeemed	(132,985,899)	(40,509,180)
Net decrease in net assets resulting from capital transactions	(101,716,003)	(4,157,293)
Total Increase (Decrease) in Net Assets	(102,160,332)	517,568

Net Assets
Beginning of year	191,460,045	190,942,477
End of year	$89,299,713	$191,460,045

Share Transactions
Shares sold	1,306,399	1,890,861
Shares issued in reinvestment of distributions	391,527	86,175
Shares redeemed	(7,255,894)	(2,206,748)
Net decrease in shares outstanding	(5,557,968)	(229,712)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended May 31,
	2026		2025	2024	2023	2022
Selected Per Share Data:
Net asset value, beginning of year	$18.38		$17.93	$15.22	$16.16	$17.01

Investment operations:
Net investment income (loss)	0.07		0.12	0.11	0.01	(0.15)
Net realized and unrealized gain (loss) on investments	0.80		0.51	2.60	(0.14)	0.02
Total from investment operations	0.87		0.63	2.71	(0.13)	(0.13)

Less distributions to shareholders from:
Net investment income	(0.09)		(0.14)	—	—	—
Net realized gains	(0.78)		(0.04)	—	(0.81)	(0.72)
Total distributions	(0.87)		(0.18)	—	(0.81)	(0.72)

Net asset value, end of year	$18.38		$18.38	$17.93	$15.22	$16.16

Total Return(a)	4.78%		3.49%	17.81%	(0.84)%	(0.77)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$89,300		$191,460	$190,942	$144,130	$139,445
Ratio of net expenses to average net assets (b)	2.92%		2.67%	2.68%	2.98%	2.87%
Ratio of expenses to average net assets before waiver and reimbursement(b)	3.02%		2.70%	2.73%	3.03%	2.90%
Ratio of net investment income (loss) to average net assets	0.19%		0.66%	0.72%	0.04%	(1.00)%
Portfolio turnover rate	138.49	% (c)	65.66%	46.61%	74.68%	55.37%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Includes dividend and interest expense of 0.97%, 0.72%, 0.73%, 1.03% and 0.92% for the fiscal years ended May 31, 2026, 2025, 2024, 2023 and 2022, respectively.

(c)	Elevated portfolio turnover rate is primarily due to portfolio repositioning associated with the change in sub-adviser during the fiscal year ended May 31, 2026.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
May 31, 2026

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is a diversified series of Valued Advisers Trust (the “Trust”). The Trust was established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Grantham, Mayo, Van Otterloo & Co., LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The previous Sub-Adviser was Prospector Partners, LLC. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services.

The Fund seeks to generate long-term capital appreciation over a full market cycle by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with generally less net exposure than that of the stock market.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosure only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services-Investment Companies”. The following is a summary of

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended May 31, 2026, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the fiscal year ended May 31, 2026, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management has determined that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund may be subject to foreign taxes related to foreign income received, capital gain on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended May 31, 2026, the Fund made the following reclassifications to increase (decrease) the components of net assets. The reclassification is due primarily to the utilization of earnings and profits on redemption of shares.

Accumulated Earnings
Paid-In Capital	(Deficit)
$20,935,606	$(20,935,606)

Share Valuation – The NAV is calculated each day the New York Stock Exchange (“NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $30,825,347 as of May 31, 2026.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

In accordance with the terms of its prime brokerage agreements with broker-dealers, the Fund may receive rebate income or be charged a fee for borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense in the statement of operations.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund did not hold any purchased call options as of May 31, 2026.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. The Fund did not hold any purchased put options as of May 31, 2026.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding. The Fund did not hold any written option contracts as of May 31, 2026.

The Fund may write covered put options on equity securities that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Forward Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the fiscal year ended May 31, 2026.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of May 31, 2026 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2026.

Location of
Derivatives on
Statement of Assets
Derivatives	and Liabilities	Fair Value
Equity Price Risk:
Options Purchased	Investments in securities at fair value	$—

Change in Unrealized
	Location of Gain (Loss) on	Realized Gain	Appreciation
	Derivatives on Statement of	(Loss) on	(Depreciation) on
Derivatives	Operations	Derivatives	Derivatives
Equity Price Risk:
Options Purchased	Net realized gain and change in unrealized appreciation (depreciation) on purchased options	$(100,842)	$21,441

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended May 31, 2026:

Average Ending Monthly
Derivatives	Fair Value(a)
Options Purchased	$81,688

(a)	Average based on the number of months during the period that had activity.

Other – The Trust has adopted a policy pursuant to Rule 18f-4 under the 1940 Act which provides, among other things, that unless a Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the Fund is required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by the Board, to appoint a

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

derivatives risk manager, to comply with certain value-at-risk based leverage limits and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a fund qualifies as a limited derivatives user, Rule 18f-4 requires the fund to have policies and procedures to manage its aggregate derivatives risk. The Fund has not qualified as a limited derivatives user and is currently complying with Rule 18f-4.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “Valuation Designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s valuation policies, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Exchange-traded options on securities and indices purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, purchased options are valued at the most recent bid price. If there is no such reported bid on the valuation date, written options are valued at the most recent ask price. On the last business day of each month, the Cboe Options Exchange (“Cboe”) conducts special end-of-month non-trading closing rotations for the sole purpose of determining the fair value of the S&P 500® Index (SPX) option series. For month end valuations of SPX, the Cboe adjusted price will be used if the special end-of-month non-trading closing rotation fair value price differs from the price provided at market close. Options will generally be categorized as Level 2 securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2026:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks -Long -Domestic (a)	$71,147,007	$—	$—	$71,147,007
Common Stocks -Long -International (a)	8,399,350	—	—	8,399,350
Money Market Funds	10,514,459	—	—	10,514,459
Total	$90,060,816	$—	$—	$90,060,816

(a)	Refer to Schedule of Investments for sector classifications.

		Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks -Short -Domestic(a)	$(30,924,773)	$—	$—	$(30,924,773)
Common Stocks -Short -International(a)	(747,081)	—	—	(747,081)
Total	$(31,671,854)	$—	$—	$(31,671,854)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2027. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2027	$75,905
May 31, 2028	59,068
May 31, 2029	159,251

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, fund accounting and transfer agent services, including all regulatory reporting.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer and an Anti-Money Laundering Officer to the Trust, as well as

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

The officers of the Trust are members of management and/or employees of Ultimus or of NLCS, and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of Ultimus. There were no payments made to the Distributor by the Fund for the fiscal year ended May 31, 2026.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended May 31, 2026, purchases and sales of investment securities, including written options, short sales and covers, other than short-term investments, were $262,884,643 and $338,081,663, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended May 31, 2026.

NOTE 6. FEDERAL TAX INFORMATION

At May 31, 2026, the net unrealized appreciation (depreciation) and tax cost of investments and securities sold short, including written options, for tax purposes was as follows:

Gross unrealized appreciation	$5,105,341
Gross unrealized depreciation	(1,899,613)
Net unrealized appreciation on investments	$3,205,728
Tax cost of investments and securities sold short	$55,183,234

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid for the fiscal years ended May 31, 2026 and May 31, 2025 were as follows:

	2026	2025
Distributions paid from:
Ordinary income	$871,668	$1,546,117
Long-term capital gains	8,009,088	392,543
Total distributions paid	$8,880,756	$1,938,660

LS Opportunity Fund
Notes to the Financial Statements (continued)
May 31, 2026

At May 31, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$190,871
Undistributed long-term capital gains	18,739,026
Unrealized appreciation on investments	3,210,061
Total accumulated earnings	$22,139,958

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which is intended to enhance transparency and decision usefulness of income tax disclosures including additional detail related to rate reconciliation and income taxes paid during the reporting period. Adoption of the new standard impacted financial statement disclosures only and did not impact the Fund’s financial positions or results of operations. For the year ended May 31, 2026, there were no material federal, state or local income taxes or any material income taxes in foreign jurisdictions paid by the Fund.

NOTE 7. INDEMNIFICATIONS

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 8. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure, except the below:

Subsequent to May 31, 2026, the Fund paid the following distributions:

Ex-Date	Record Date	Payable Date	Income Rate (per share/ amount)	Long-Term Cap Gain (per share/ amount)
June 10, 2026	June 10, 2026	June 11, 2026	$0.0394	$3.8608
			$191,235	$18,739,078

Report of Independent Registered Public Accounting Firm

To the Shareholders of LS Opportunity Fund and Board of Trustees of Valued Advisers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of LS Opportunity Fund (the “Fund”), a series of Valued Advisers Trust, as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2011.

COHEN & COMPANY, LTD.

Cleveland, Ohio

July 27, 2026

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

At a Special Shareholder Meeting at which a quorum was present, held on May 8, 2026 and reconvened on May 28, 2026, Fund shareholders of record as of the close of business on March 25, 2026 voted to approve the following proposals:

Proposal 1: To approve a sub-advisory agreement between Long Short Advisors, LLC and Grantham, Mayo, Van Otterloo & Co., LLC with respect to the Fund.

Proposal 2: To authorize the Fund to rely on a Manager of Managers order.

The Shareholders of the Fund voted in favor of each proposal above. The following are the voting results from the special meeting for the proposals listed above:

PROPOSAL 1:

Number of Shares
For	Withhold	% Voted in Favor
2,423,623	133,956	94.44%

PROPOSAL 2:

Number of Shares
For	Withhold	% Voted in Favor
2,425,295	134,247	94.50%

Effective May 29, 2026, each of the proposals detailed above were approved and adopted.

Remuneration Paid to Directors, Officers and Others

The aggregate compensation paid, on behalf of the LS Opportunity Fund, to the Trustees for the fiscal year ended May 31, 2026 was $12,054.

Statement Regarding Basis for Renewal of Investment Advisory Agreement

At a meeting held on March 23-24, 2026, the Board of Trustees (the “Board”) considered the renewal of the Investment Advisory Agreement (the “LSA Agreement”) between Valued Advisers Trust (the “Trust”) and Long Short Advisors, LLC (“LSA”) with respect to the LS Opportunity Fund (the “LS Fund”). LSA provided written information to the Board to assist the Board in its considerations.

Counsel reminded the Trustees of their fiduciary duties and responsibilities with respect to their consideration of the continuance of investment advisory agreements, including the factors to be considered, and the application of those factors to LSA and the LSA Agreement. In assessing the factors and reaching its decision, the Board took into consideration information furnished by LSA and the Trust’s other service providers for the Board’s review and consideration throughout the year

Additional Information (Unaudited) (continued)

at regular Board meetings, as well as information specifically prepared or presented in connection with the renewal process, including information presented at this Meeting. The Board requested and was provided with, and reflected on, information and reports relevant to the annual renewal of the LSA Agreement, including: (i) reports regarding the services and support provided to the LS Fund by LSA; (ii) quarterly assessments of the investment performance of the LS Fund; (iii) commentary on the reasons for the performance; (iv) presentations by LSA addressing its investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the LS Fund and LSA; (vi) disclosure information contained in the Trust’s registration statement and LSA’s Form ADV; (vii) information relating to the manner in which LSA oversees the sub-adviser; and (viii) a memorandum from Counsel, that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the LSA Agreement. The Board also requested and received various informational materials including, without limitation: (a) documents containing information about LSA, including its financial information; a description of its personnel and the services it provides to the LS Fund; information on LSA’s investment advice and performance; summaries of the LS Fund’s expenses, compliance program, current legal matters, and other general information; (b) comparative expense and performance information for other mutual funds with strategies similar to the LS Fund; and (c) the benefits to be realized by LSA from its relationship with the LS Fund. The Board did not identify any particular information that was most relevant to its consideration of the LSA Agreement, and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by LSA. In this regard, the Board considered LSA’s responsibilities under the LSA Agreement. The Trustees considered the services being provided by LSA to the LS Fund including its process for overseeing the sub-adviser’s portfolio management of the LS Fund, assuring compliance with the LS Fund’s investment objectives and limitations, its coordination of services for the LS Fund among the LS Fund’s service providers, and its efforts to promote the LS Fund and grow its assets. The Trustees reviewed the steps LSA takes to oversee and supervise the sub-adviser, as described in the materials provided by LSA. The Trustees considered LSA’s continuity of, and commitment to retain, qualified personnel and LSA’s commitment to maintain and enhance its resources and systems. The Trustees considered LSA’s personnel, including the education and experience of LSA’s personnel. After considering the foregoing information and further information in the Meeting materials provided by LSA (including LSA’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent and quality of the services provided by LSA were satisfactory and adequate for the LS Fund.

2. Investment performance of the LS Fund and LSA. In considering the investment performance of the LS Fund, the Trustees noted that LSA did not manage any accounts directly and that it had delegated the portfolio management responsibilities of the LS Fund to a sub-adviser. Accordingly, the Trustees concluded that their consideration of this factor for LSA was less relevant in their determination of LSA’s performance of its duties than other factors. The Trustees considered the consistency of LSA’s management oversight of the LS Fund’s sub-adviser with the LS Fund’s investment objective, strategies, and limitations. The Trustees also compared the performance of the LS Fund with the performance of its Morningstar category. The Trustees noted that the LS Fund’s performance was below the average and the median of the category for the one-year, three-year, five-year, and ten-year periods, and below the median for the since inception period ended December 31, 2025. As compared to its custom peer group, the Trustees observed that the performance of the LS Fund was below the median for the one-year, three-year, five-year,

Additional Information (Unaudited) (continued)

ten-year, and since inception periods ended December 31, 2025. After reviewing and discussing the investment performance of the LS Fund further, LSA’s experience in overseeing the sub-adviser to the LS Fund, the LS Fund’s historical performance, and other relevant factors, the Board concluded, in light of all the facts and circumstances, that the investment performance, and LSA’s oversight of the sub-adviser to the LS Fund was satisfactory.

3. The costs of the services to be provided and profits to be realized by LSA from its relationship with the LS Fund. In considering the costs of services to be provided and the profits to be realized by LSA from its relationship with the LS Fund, the Trustees considered: (1) LSA’s financial condition; (2) asset levels of the LS Fund; (3) the overall expenses of the LS Fund; and (4) the nature and frequency of advisory fee payments. The Trustees reviewed information provided by LSA regarding its profits associated with managing the LS Fund. The Trustees also considered potential benefits for LSA in managing the LS Fund. The Trustees then compared the fees and expenses of the LS Fund (including the management fee) to other comparable mutual funds. The Trustees noted that the LS Fund’s management fee and net expense ratio were higher than the average and median of its Morningstar category, and higher than the average and median of its peer group. In this regard, the Trustees reflected upon their previous discussions with representatives of LSA, and commented on LSA’s assertion that the firm provided a premium product in comparison to other products to which they were compared in the marketplace. The Board concluded that the fees to be paid to LSA by the LS Fund and the profits to be realized by LSA, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

4. The extent to which economies of scale would be realized as the LS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the LS Fund’s fee arrangements with LSA. The Board considered that while the management fee remained the same at all asset levels, the LS Fund’s shareholders had experienced benefits from the expense limitation arrangement. The Trustees noted that once the LS Fund’s expenses fell below the cap set by the arrangement, the shareholders would continue to benefit from the economies of scale under the LS Fund’s agreements with service providers other than LSA. In light of its ongoing consideration of the LS Fund’s asset levels, expectations for growth in the LS Fund, and fee levels, the Board determined that the LS Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services provided by LSA.

5. Possible conflicts of interest and benefits to LSA.In considering LSA’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the LS Fund; and the substance and administration of LSA’s code of ethics. The Trustees also considered disclosure in the registration statement of the Trust relating to LSA’s potential conflicts of interest. The Trustees noted that LSA identified no other potential benefits (in addition to the management fee) to LSA. Based on the foregoing, the Board determined that LSA’s standards and practices relating to the identification and mitigation of potential conflicts of interest and the benefits to be realized by LSA in managing the LS Fund were satisfactory.

After additional consideration of the relevant factors and further discussion among the Board members, the Board determined to approve the continuation of the LSA Agreement between the Trust and LSA.

Additional Information (Unaudited) (continued)

Sub-Advisor Agreement Approval

At a meeting held on March 23-24, 2026, the Board of Trustees (the “Board”) considered the approval of an Investment Sub-Advisory Agreement (the “GMO Agreement”) between Long Short Advisors, LLC (“LSA”) and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) with respect to the LS Opportunity Fund (the “LS Fund”). GMO provided written information to the Board to assist the Board in its considerations.

The Board discussed the proposed contractual arrangements between LS and GMO with respect to the LS Fund. Trust counsel reminded the Trustees of their fiduciary duties and responsibilities, including the factors to be considered, and the application of those factors to GMO. The Trustees considered the information provided for their review in advance of the meeting, which included, among other things, a letter from counsel to GMO, GMO’s response to that letter, financial information relating to GMO, and GMO’s Form ADV. The Board did not identify any particular information that was most relevant to its consideration to approve the GMO Agreement and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by GMO. In this regard, the Board considered responsibilities that GMO would have under the GMO Agreement. The Board considered the services proposed to be provided by GMO to the LS Fund, including without limitation: GMO’s procedures for formulating investment recommendations and assuring compliance with the LS Fund’s investment objectives and limitations, and GMO’s anticipated efforts to promote the LS Fund and grow its assets. The Board considered GMO’s continuity of, and commitment to retain, qualified personnel and GMO’s commitment to maintain its resources and systems, and GMO’s anticipated cooperation with the Board and Counsel for the LS Fund. The Board considered GMO’s personnel, including the education and experience of the personnel and GMO’s compliance program, policies and procedures. The Board considered the arrangement between LSA and GMO pursuant to which GMO would commit to an exclusivity arrangement between itself and LSA with respect to managing other pooled investment vehicles with similar objectives. After considering the foregoing information and further information in the meeting materials provided by GMO (including its Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by GMO will be satisfactory and adequate for the LS Fund.

2. Investment performance of the LS Fund and GMO. The Board noted that while GMO has not yet begun managing the LS Fund, the Board could consider the investment performance of GMO in managing accounts similar to the manner in which the LS Fund would be managed. The Board observed that GMO’s composite performance was above that of its benchmark for the one year, five year, and since inception periods ended December 31, 2025. The Board noted that the composite is not subject to the same operations, expenses and restrictions as the LS Fund, and the investment strategy is not exactly the same. After reviewing the performance, the Board concluded, in light of the foregoing factors, that the investment performance of GMO was satisfactory.

3. The costs of the services to be provided and profits to be realized by GMO from its relationship with the LS Fund. In this regard, the Board considered: a balance sheet of GMO and the level of commitment to the LS Fund and GMO by the principals of GMO; the current and projected asset levels of the LS Fund; and the overall anticipated expenses of the LS Fund, including the

Additional Information (Unaudited) (continued)

expected nature and frequency of sub-advisory fee payments. The Board also considered potential benefits for GMO in managing the LS Fund. The Board compared the expected fees and expenses of the LS Fund (including the sub-advisory fee) to a private fund account managed by GMO, and determined that the fee received by GMO with respect to its services to the LS Fund were less than the fees received from the private fund, but relatively comparable in light of the differing structures. The Trustees reviewed information provided by GMO regarding its anticipated profits and other benefits associated with managing the LS Fund. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to GMO by LSA were fair and reasonable.

4. The extent to which economies of scale would be realized as the LS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors. In this regard, the Board considered the LS Fund’s fee arrangements with GMO. The Trustees reviewed the LS Fund’s operational history and noted that the size of the LS Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the LS Fund’s fee arrangements for breakpoints or other provisions that would allow the LS Fund’s shareholders to benefit from economies of scale in the future as the LS Fund grows. The Trustees determined that the maximum advisory fee would stay the same regardless of the LS Fund’s asset levels but that there were breakpoints in the allocation of the advisory fee between LSA and GMO. It was pointed out that breakpoints in the advisory fee and sub-advisory fee could be reconsidered in the future as the LS Fund grows. The Board considered that the LS Fund’s shareholders would not realize any changes in their overall expenses as GMO’s fee was paid entirely from the advisory fee paid to LSA, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the LS Fund’s investment adviser. In light of the foregoing, the Board determined that the LS Fund’s fee arrangements with GMO, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by GMO.

5. Possible conflicts of interest and benefits to GMO. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the LS Fund; the basis of decisions to buy or sell securities for the LS Fund and/or GMO’s other accounts; the substance and administration of GMO’s code of ethics and other relevant policies described in GMO’s Form ADV, and affiliations and associations of GMO and its principals. The Board concluded that the foregoing matters were appropriately disclosed and managed by GMO. The Trustees noted that GMO may utilize soft dollars and the Trustees noted GMO’s policies and processes for managing the conflicts of interest that could arise from soft dollar arrangements. With respect to benefits to GMO (in addition to the fees under the Agreement), the Board noted that GMO would benefit from publication of the LS Fund’s performance and rankings in the financial press, as positive performance reports and high rankings among other similar funds would enhance GMO’s reputation as an investment manager and provide new business opportunities in the institutional investment community with respect to the LS Fund and other GMO products. The Board also noted that the exposure GMO receives as a result of becoming accessible through sponsored platforms could also enhance GMO’s presence in market channels, which could increase GMO’s assets under management. Following further consideration and discussion, the Board determined that GMO’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by GMO from managing the LS Fund were acceptable.

Additional Information (Unaudited) (continued)

After additional consideration of the relevant factors and further discussion among the Board members, the Board determined to approve the GMO Agreement.

Interim Sub-Adviser Agreement Approval

At a meeting held on December 19, 2025, the Board of Trustees (the “Board”) considered the approval of an Interim Sub-Advisory Agreement (the “Gator Agreement”) between Long Short Advisors, LLC (“LS”) and Gator Capital Management, LLC (“Gator”) with respect to the LS Opportunity Fund (the “LS Fund”). Gator provided written information to the Board to assist the Board in its considerations.

The Board discussed the proposed contractual arrangements between LS and Gator with respect to the LS Fund. Trust counsel reminded the Trustees of their fiduciary duties and responsibilities, including the factors to be considered, and the application of those factors to Gator. The Trustees considered the information provided for their review in advance of the meeting, which included, among other things, a letter from counsel to Gator, Gator’s response to that letter, financial information relating to Gator, and Gator’s Form ADV. The Board did not identify any particular information that was most relevant to its consideration to approve the Gator Agreement and each Trustee may have afforded different weight to the various factors.

1. The nature, extent, and quality of the services to be provided by Gator. In this regard, the Board considered responsibilities that Gator would have under the Gator Agreement. The Trustees considered the services proposed to be provided by Gator to the LS Fund, including without limitation: Gator’s procedures for formulating investment recommendations and assuring compliance with the LS Fund’s investment objectives and limitations; and its anticipated efforts to promote the LS Fund and grow its assets. The Trustees considered Gator’s continuity of, and commitment to retain, qualified personnel and Gator’s commitment to maintain and enhance its resources and systems, and Gator’s anticipated cooperation with the Board and counsel for the LS Fund. The Trustees considered Gator’s personnel, including the education and experience of Gator’s personnel. After considering the foregoing information and further information in the Meeting materials provided by Gator (including Gator’s Form ADV), the Board concluded that, in light of all the facts and circumstances, the nature, extent, and quality of the services proposed to be provided by Gator will be satisfactory and adequate for the LS Fund.

2. Investment performance of the LS Fund and Gator.

The Board noted that Gator had not yet begun managing the LS Fund and, thus, did not have investment performance information to review. The Trustees reviewed information regarding the performance of Gator’s accounts with a strategy similar to the LS Fund. The Board reflected upon their discussions with personnel of Gator, a review of such persons’ background and qualifications, and the anticipated implementation of the LS Fund’s investment strategies. After reviewing the information provided, the Board concluded, in light of the foregoing factors, that the investment performance of Gator was satisfactory.

3. The costs of the services to be provided and profits to be realized by Gator from its relationship with the LS Fund. In this regard, the Board considered: the financial condition of Gator and the level of commitment to the LS Fund and Gator by the principals of Gator; the projected asset levels of the LS Fund; and the overall anticipated expenses of the LS Fund, including the expected

Additional Information (Unaudited) (continued)

nature and frequency of sub-advisory fee payments. The Board also considered potential benefits for Gator in sub-advising the LS Fund. The Board considered that the fee rate under the Gator Agreement is the same as the fee rate under the LS Fund’s current sub-advisory agreement. Upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Gator by the LS Fund were fair and reasonable in light of the services to be provided.

4. The extent to which economies of scale would be realized as the LS Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the LS Fund’s investors.

In this regard, the Board considered the LS Fund’s proposed fee arrangements with Gator. The Board considered that while the sub-advisory fee changed with changes in the LS Fund’s assets, the LS Fund’s shareholders would not realize any changes in their overall expenses as Gator’s fee would be paid entirely from the advisory fee paid to LS, which was fixed. The Board considered the sub-advisory fees in light of the overall arrangement with the LS Fund’s investment adviser. In light of the foregoing, the Board determined that the LS Fund’s proposed fee arrangements with Gator, in light of all the facts and circumstances, were fair and reasonable in relation to the nature and quality of the services to be provided by Gator.

5. Possible conflicts of interest and benefits to Gator. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the LS Fund; the basis of decisions to buy or sell securities for the LS Fund and/or Gator’s other accounts; the substance and administration of Gator’s code of ethics and other relevant policies described in Gator’s Form ADV. Following further consideration and discussion, the Board determined that Gator’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory and the anticipated benefits to be realized by Gator from managing the LS Fund were acceptable.

After additional consideration of the relevant factors and further discussion among the Board members, the Board determined to approve the Gator Agreement.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Included under Item 7.

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable.

(b)       Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2) Not applicable.

(a)(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Valued Advisers Trust

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer
Date:	8/4/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew J. Miller
Matthew J. Miller
President and Principal Executive Officer
Date:	8/4/2026

By	/s/ Zachary P. Richmond
Zachary P. Richmond
Treasurer and Principal Financial Officer
Date:	8/4/2026